EXHIBIT 24
                              IONICS, INCORPORATED

                                POWER OF ATTORNEY

We, the undersigned officers and directors of Ionics, Incorporated (the "Company"), hereby severally constitute Arthur L. Goldstein and Stephen Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

Witness our hands on the respective dates set forth below.

Signature                                   Title                                            Date

/s/Douglas R. Brown                         Director                                         March 27, 2001
-------------------------------
Douglas R. Brown

/s/Stephen L. Brown                         Director                                         March 27, 2001
-------------------------------
Stephen L. Brown

/s/William L. Brown                         Director                                         March 27, 2001
------------------------------
William L. Brown

/s/Arnaud de Vitry d'Avacourt               Director                                         March 27, 2001
-----------------------------
Arnaud de Vitry d'Avaucourt

/s/Kathleen F. Feldstein                    Director                                         March 27, 2001
-------------------------------
Kathleen F. Feldstein

/s/Arthur L. Goldstein                      Chairman of the Board of Directors               March 27, 2001
-------------------------------
Arthur L. Goldstein                         Chief Executive Officer and President
                                            (Principal Executive Officer)

/s/William E. Katz                          Director                                         March 27, 2001
-------------------------------
William E. Katz

/s/William K. Reilly                        Director                                         March 27, 2001
-------------------------------
William K. Reilly

                                            Director
John J. Shields

/s/Carl S. Sloane                           Director                                         March 27, 2001
----------------------------------
Carl S. Sloane

/s/Daniel I. C. Wang                        Director                                         March 27, 2001
-------------------------------
Daniel I. C. Wang

/s/Mark S. Wrighton                         Director                                         March 27, 2001
------------------------------
Mark S. Wrighton

/s/Allen S. Wyett                           Director                                         March 27, 2001
--------------------------------
Allen S. Wyett